ACQUISITIONS AND DIVESTITURES	12 Months Ended
Dec. 31, 2012
Acquisitions and Divestitures Disclosure [
ACQUISITIONS AND DIVESTITURES
ACQUISITIONS AND DIVESTITURES
Acquisitions
During 2012, cash payments related to the Company's acquisition and investment activities totaled $1,535 million. These payments were primarily related to the following: our investments in the existing beverage business of Aujan Industries Company J.S.C. ("Aujan"), one of the largest independent beverage companies in the Middle East; our investment in Mikuni Coca-Cola Bottling Co., Ltd. ("Mikuni"), a bottling partner located in Japan; our acquisition of Sacramento Coca-Cola Bottling Co., Inc. ("Sacramento bottler"); and our acquisition of bottling operations in Vietnam, Cambodia and Guatemala. The Company's investment in Mikuni is being accounted for under the equity method of accounting.
The Company's investments in Aujan include an ownership interest of 50 percent in the Aujan entity that holds the rights to Aujan-owned brands in certain territories and an ownership interest of 49 percent in Aujan's bottling and distribution operations in certain territories. The Company completed the transaction for $980 million in total value, of which $820 million was paid in cash by the Company and the remainder was composed of the Company's proportionate share of underlying debt in the acquired entities. The Company's investments in Aujan are being accounted for under the equity method of accounting.
During 2011, cash payments related to the Company's acquisition and investment activities totaled $977 million. These payments were primarily related to the acquisitions of Great Plains Coca-Cola Bottling Company ("Great Plains") and Honest Tea, Inc. ("Honest Tea"), and an additional investment in Coca-Cola Central Japan Company ("Central Japan"). In addition, the Company's acquisition and investment activities during 2011 included immaterial cash payments for the finalization of working capital adjustments related to our acquisition of CCE's former North America business. Refer to our discussion of this transaction below.
The Company acquired Great Plains on December 30, 2011. The total purchase price for the Great Plains acquisition was approximately $360 million, of which $321 million was paid at closing. The purchase price was primarily allocated to property, plant and equipment, identifiable intangible assets and goodwill. The Company finalized our purchase accounting for Great Plains during the fourth quarter of 2012.
During 2011, the Company also acquired the remaining ownership interest of Honest Tea not already owned by the Company. Prior to the Company acquiring the remaining ownership interest of Honest Tea, we accounted for our investment under the equity method of accounting. We remeasured our equity interest in Honest Tea to fair value upon the close of the transaction. The resulting gain on the remeasurement was not significant to our consolidated financial statements. The Company finalized our purchase accounting for Honest Tea during the fourth quarter of 2011.
In December 2011, the Company acquired an additional minority interest in Central Japan. As a result, the Company began to account for our investment in Central Japan under the equity method of accounting beginning in December 2011.
During 2010, cash payments related to the Company's acquisition and investment activities totaled $2,511 million. These payments were primarily related to the Company's acquisition of CCE's former North America business and the acquisition of certain distribution rights from Dr Pepper Snapple Group, Inc. ("DPS"). See the relevant sections below for further discussion of these transactions.
In addition to the transactions listed in the preceding paragraph, our acquisition and investment activities during 2010 also included the acquisition of OAO Nidan Juices ("Nidan"), a Russian juice company, and an additional investment in Fresh Trading Ltd. ("innocent"). Total consideration for the Nidan acquisition was approximately $276 million, which was primarily allocated to property, plant and equipment, identifiable intangible assets and goodwill. The Company finalized our purchase accounting for Nidan in the third quarter of 2011. Under the terms of the agreement for our additional investment in innocent, we have a series of outstanding put and call options with the existing shareowners of innocent for the Company to potentially acquire the remaining shares not already owned by the Company. The put and call options are exercisable in stages between 2013 and 2014. The Company anticipates acquiring the majority of the remaining outstanding shares in the second quarter of 2013. Currently, innocent's founders maintain operational control of the business, and we account for our investment under the equity method of accounting.
Acquisition of Coca-Cola Enterprises Inc.'s Former North America Business
Pursuant to the terms of the business separation and merger agreement entered into on February 25, 2010, as amended (the "merger agreement"), on October 2, 2010 (the "acquisition date"), we acquired CCE's former North America business. We believe this acquisition will result in an evolved franchise system that will enable us to better serve the unique needs of the North American market. The creation of a unified operating system will strategically position us to better market and distribute our nonalcoholic beverage brands in North America. Refer to Note 18 for information related to the Company's integration initiatives associated with this acquisition.
Under the terms of the merger agreement, the Company acquired the 67 percent of CCE's former North America business that was not already owned by the Company for consideration that included: (1) the Company's 33 percent indirect ownership interest in CCE's European operations; (2) cash consideration; and (3) replacement awards issued to certain current and former employees of CCE's corporate operations and former North America business. At closing, CCE shareowners other than the Company exchanged their CCE common stock for common stock in a new entity, which was renamed Coca-Cola Enterprises, Inc. (which is referred to herein as "New CCE") and which continues to hold the European operations held by CCE prior to the acquisition. At closing, New CCE became 100 percent owned by shareowners that held shares of common stock of CCE immediately prior to the closing, other than the Company. As a result of this transaction, the Company does not own any interest in New CCE.
As of October 1, 2010, our Company owned 33 percent of the outstanding common stock of CCE. Based on the closing price of CCE's common stock on the last day of trading prior to the acquisition date, the fair value of our investment in CCE was $5,373 million, which reflected the fair value of our ownership in both CCE's European operations and former North America business. We remeasured our equity interest in CCE to fair value upon the close of the transaction. As a result, we recognized a gain of $4,978 million, which was classified in the line item other income (loss) — net in our consolidated statement of income. The gain included a $137 million reclassification adjustment related to foreign currency translation gains recognized upon the disposal of our indirect investment in CCE's European operations. The Company relinquished its indirect ownership interest in CCE's European operations to New CCE as part of the consideration to acquire the 67 percent of CCE's former North America business that was not already owned by the Company.
Although the CCE transaction was structured to be primarily cashless, under the terms of the merger agreement, we agreed to assume $8.9 billion of CCE debt. In the event the actual CCE debt on the acquisition date was less than the agreed amount, we agreed to make a cash payment to New CCE for the difference. As of the acquisition date, the debt assumed by the Company was $7.9 billion. The total cash consideration paid to New CCE as part of the transaction was $1.4 billion, which included $1.0 billion related to the debt shortfall. In addition, the cash consideration paid to New CCE included amounts related to working capital adjustments which were finalized in 2011.
Under the terms of the merger agreement, the Company replaced share-based payment awards for certain current and former employees of CCE's corporate operations and former North America business. The following table provides a list of all replacement awards and the estimated fair value of those awards issued in conjunction with our acquisition of CCE's former North America business (in millions):

	Number of Shares, Options and Units Issued	Fair Value
	As Adjusted
Performance share units	3.3	$192
Stock options	9.6	109
Restricted share units	1.6	50
Restricted stock	0.4	12
Total	14.9	$363

The portion of the fair value of the replacement awards related to services provided prior to the business combination was included in the total purchase price. The portion of the fair value associated with future service is recognized as expense over the future service period, which varies by award. The Company determined that $237 million ($154 million net of tax) of the replacement awards was related to services rendered prior to the business combination.
Each CCE performance share unit ("PSU") replaced by the Company was converted at 100 percent of target into an adjusted PSU of The Coca-Cola Company, determined by multiplying the number of shares of each PSU by an exchange ratio (the "closing exchange ratio") equal to the closing price of a share of CCE common stock on the last day of trading prior to the acquisition date divided by the closing price of the Company's common stock on the same day. At the time we issued these replacement PSUs, they were subject to the same vesting conditions and other terms applicable to the CCE PSUs immediately prior to the closing date. However, in the fourth quarter of 2010, the Company modified primarily all of these PSUs to eliminate the remaining holding period, which resulted in $74 million of accelerated expense. Refer to Note 12 for additional information.
Each CCE stock option replaced by the Company was converted into an adjusted stock option of The Coca-Cola Company to acquire a number of shares of Coca-Cola common stock, determined by multiplying the number of shares of CCE common stock subject to the CCE stock option by the closing exchange ratio. The exercise price per share of the replacement awards was equal to the per share exercise price of the CCE stock option divided by the closing exchange ratio. All of the replacement stock options are subject to the same vesting conditions and other terms applicable to the CCE stock options immediately prior to the closing date. Refer to Note 12 for additional information.
Each CCE restricted share unit ("RSU") replaced by the Company was converted into an adjusted RSU of The Coca-Cola Company, determined by multiplying the number of shares of each RSU by the closing exchange ratio. All of the replacement RSUs are subject to the same vesting conditions and other terms applicable to the CCE RSUs immediately prior to the closing date. Refer to Note 12 for additional information.
Each share of CCE restricted stock replaced by the Company was converted into an adjusted share of restricted stock of The Coca-Cola Company, determined by multiplying the number of shares of CCE restricted stock by the closing exchange ratio. All of the replacement shares of restricted stock are subject to the same vesting conditions and other terms applicable to the CCE shares of restricted stock immediately prior to the closing date. Refer to Note 12 for additional information.
The following table reconciles the total purchase price of the Company's acquisition of CCE's former North America business, including adjustments recorded as part of the Company's purchase accounting (in millions):

October 2, 2010
Fair value of our equity investment in CCE[1]	$5,373
Cash consideration[2]	1,368
Fair value of share-based payment awards[3]	154
Total purchase price	$6,895

[1]
Represents the fair value of our 33 percent ownership interest in the outstanding common stock of CCE based on the closing price of CCE's common stock on the last day the New York Stock Exchange was open prior to the acquisition date. The fair value reflects our indirect ownership interest in both CCE's European operations and former North America business.

[2]	Primarily related to the debt shortfall and working capital adjustments.

[3]	Represents the portion of the total fair value of the replacement awards associated with services rendered prior to the business combination, net of tax.
The following table presents the final allocation of the purchase price by major class of assets and liabilities (in millions) as of the acquisition date, as well as adjustments made during 2011 (referred to as "measurement period adjustments"):

	Amounts Recognized as of Acquisition Date[1]	Measurement Period Adjustments[2]	Amounts Recognized as of Acquisition Date (as Adjusted)
Cash and cash equivalents	$49	$—	$49
Marketable securities	7	—	7
Trade accounts receivable[3]	1,194	—	1,194
Inventories	696	—	696
Other current assets[4]	744	(5)	739
Property, plant and equipment[4]	5,385	(682)	4,703
Bottlers' franchise rights with indefinite lives[4,5]	5,100	100	5,200
Other intangible assets[4,6]	1,032	45	1,077
Other noncurrent assets	261	—	261
Total identifiable assets acquired	$14,468	$(542)	$13,926
Accounts payable and accrued expenses[4]	1,826	8	1,834
Loans and notes payable[7]	266	—	266
Long-term debt[7]	9,345	—	9,345
Pension and other postretirement liabilities[8]	1,313	—	1,313
Other noncurrent liabilities[4,9]	2,603	(293)	2,310
Total liabilities assumed	$15,353	$(285)	$15,068
Net liabilities assumed	(885)	(257)	(1,142)
Goodwill[4,10]	7,746	304	8,050
	$6,861	$47	$6,908
Less: Noncontrolling interests	13	—	13
Net assets acquired	$6,848	$47	$6,895

[1]	As previously reported in the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2010.

[2]
The measurement period adjustments did not have a significant impact on our consolidated statements of income for the years ended December 31, 2011, and December 31, 2010. Therefore, we did not retrospectively adjust the comparative 2010 financial information.

[3]	The gross amount due under receivables we acquired was $1,226 million, of which $32 million was expected to be uncollectible.

[4]
The measurement period adjustments were due to the finalization of appraisals related to intangible assets and certain fixed assets and resulted in the following: a decrease to property, plant and equipment; an increase to franchise rights; and a decrease to noncurrent deferred tax liabilities. The net impact of the measurement period adjustments and the payments made to New CCE that related to the finalization of working capital adjustments resulted in a net increase to goodwill.

[5]
Represents reacquired franchise rights that had previously provided CCE with exclusive and perpetual rights to manufacture and/or distribute certain beverages in specified territories. These rights have been determined to have indefinite lives and are not amortized.

[6]
Other intangible assets primarily relate to franchise rights that had previously provided CCE with exclusive rights to manufacture and/or distribute certain beverages in specified territories for a finite period of time, and therefore have been classified as definite-lived intangible assets. The estimated fair value of franchise rights with definite lives was $650 million as of the acquisition date. These franchise rights will be amortized over a weighted-average life of approximately eight years, which is equal to the weighted-average remaining contractual term of the franchise rights. Other intangible assets also include $380 million of customer relationships, which will be amortized over approximately 20 years.

[7]	Refer to Note 10 for additional information.

[8]
The assumed pension and other postretirement liabilities consisted of benefit obligations of $3,544 million and plan assets of $2,231 million. Refer to Note 13 for additional information related to pension and other postretirement plans assumed from CCE.

[9]	Primarily relates to deferred tax liabilities recorded on franchise rights. Refer to Note 14.

[10]
The goodwill recognized as part of this acquisition has been assigned to the North America operating segment, of which $170 million is tax deductible. The goodwill recognized in conjunction with our acquisition of CCE's former North America business is primarily related to synergistic value created from having a unified operating system that will strategically position us to better market and distribute our nonalcoholic beverage brands in North America. It also includes certain other intangible assets that do not qualify for separate recognition, such as an assembled workforce.

In a concurrent transaction, we agreed to sell all of our ownership interests in Coca-Cola Drikker AS ("Norwegian bottling operation") and Coca-Cola Drycker Sverige AB ("Swedish bottling operation") to New CCE at fair value. The divestiture of our Norwegian and Swedish bottling operations also closed on October 2, 2010. See further discussion of this divestiture below. In addition, we granted New CCE the right to negotiate the acquisition of our majority interest in our German bottling operation, Coca-Cola Erfrischungsgetränke AG ("CCEAG"), 18 to 39 months after the date of the merger agreement, at the then current fair value and subject to terms and conditions as mutually agreed.
The Company has incurred $84 million of transaction costs in connection with our acquisition of CCE's former North America business and the sale of our ownership interests in our Norwegian and Swedish bottling operations to New CCE since the transaction commenced. These costs were included in the line item other operating charges in our consolidated statements of income. Refer to Note 17 for additional information. In addition, the Company recorded charges of $265 million related to preexisting relationships during 2010. These charges were primarily related to the write-off of our investment in infrastructure programs with CCE. Our investment in these infrastructure programs with CCE did not meet the criteria to be recognized as an asset subsequent to the acquisition. In 2011, the Company recorded an additional charge of $1 million associated with these preexisting relationships. These charges were included in the line item other income (loss) — net in our consolidated statements of income. Refer to Note 6 for additional information.
CCE's former North America business contributed net revenues of approximately $3,637 million and net losses of approximately $122 million from October 2, 2010 through December 31, 2010. The following table presents unaudited consolidated pro forma information as if our acquisition of CCE's former North America business and the divestiture of our Norwegian and Swedish bottling operations had occurred on January 1, 2010 (in millions):

Unaudited
Year Ended December 31,	2010
Net operating revenues[1]	$43,106
Net income attributable to shareowners of The Coca-Cola Company[2,3]	6,839

[1]	The deconsolidation of our Norwegian and Swedish bottling operations resulted in a decrease to net operating revenues of approximately $433 million in 2010.

[2]	The deconsolidation of our Norwegian and Swedish bottling operations resulted in a decrease to net income attributable to shareowners of The Coca-Cola Company of approximately $387 million in 2010.

[3]
The 2010 pro forma information has been adjusted to exclude the gain related to the remeasurement of our equity interest in CCE to fair value upon the close of the transaction, the gain on the sale of our Norwegian and Swedish bottling operations, transaction costs and charges related to preexisting relationships in order to present the pro forma information as if the transactions had occurred prior to January 1, 2010.

The unaudited pro forma financial information presented above does not purport to represent what the actual results of our operations would have been if our acquisition of CCE's former North America business and the divestiture of our Norwegian and Swedish bottling operations had occurred prior to January 1, 2010, nor is it indicative of the future operating results of The Coca-Cola Company. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies.
The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact. These adjustments include, but are not limited to, the application of our accounting policies; elimination of related party transactions and equity income; and depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets.
Dr Pepper Snapple Group, Inc. Agreements
In contemplation of the closing of our acquisition of CCE's former North America business, we reached an agreement with DPS to distribute certain DPS brands in territories where DPS brands had been distributed by CCE prior to the CCE transaction. Under the terms of our agreement with DPS, and concurrently with the closing of the CCE transaction, we entered into license agreements with DPS to distribute Dr Pepper trademark brands in the United States, Canada Dry in the Northeastern United States, and Canada Dry and C' Plus in Canada, and we made a net one-time cash payment of $715 million to DPS. Under the license agreements, the Company agreed to meet certain performance obligations in order to distribute DPS products in retail and foodservice accounts and vending machines. The license agreements have initial terms of 20 years, with automatic 20-year renewal periods unless otherwise terminated under the terms of the agreements. The license agreements replaced agreements between DPS and CCE existing immediately prior to the completion of the CCE transaction. In addition, we entered into an agreement with DPS to include Dr Pepper and Diet Dr Pepper in our Coca-Cola Freestyle fountain dispensers in certain outlets throughout the United States. The Coca-Cola Freestyle agreement has a term of 20 years.
Although these transactions were negotiated concurrently, they are legally separable and have distinct termination provisions and penalties, if applicable. As a result, the Company recorded an asset of $865 million related to the DPS license agreements and recorded deferred revenue of $150 million related to the Freestyle agreement. The DPS license agreements were determined to be indefinite-lived intangible assets and classified in the line item bottlers' franchise rights with indefinite lives in our consolidated balance sheet. The Company reached the conclusion that these distribution rights had an indefinite life based on several key factors, including, but not limited to, (1) our license agreements with DPS shall remain in effect for 20 years and shall automatically renew for additional 20-year successive periods thereafter unless terminated pursuant to the provisions of the agreements; (2) no additional payments shall be due for the renewal periods; (3) we anticipate using the assets indefinitely; (4) there are no known legal, regulatory or contractual provisions that are likely to limit the useful life of these assets; and (5) the classification of these assets as indefinite-lived assets is consistent with similar market transactions. The Company has been amortizing, and will continue to amortize, the deferred revenue related to the Freestyle agreement on a straight-line basis over 20 years, which is the length of the agreement. The amortization is included as a component of the Company's net operating revenues.
Divestitures
During 2012, proceeds from the disposal of bottling companies and other investments totaled $2,189 million. These proceeds resulted from the sale and/or maturity of investments associated with the Company's cash and risk management programs and were not related to the disposal of bottling companies. Refer to Note 3 for additional information.
In 2011, proceeds from the disposal of bottling companies and other investments totaled $562 million, primarily related to the sale of our investment in Coca-Cola Embonor, S.A. ("Embonor"), a bottling partner with operations primarily in Chile, for $394 million. Prior to this transaction, the Company accounted for our investment in Embonor under the equity method of accounting. Refer to Note 17. None of the Company's other divestitures were individually significant.
In 2010, proceeds from the disposal of bottling companies and other investments totaled $972 million, primarily related to the sale of all our ownership interests in our Norwegian and Swedish bottling operations to New CCE for $0.9 billion in cash on October 2, 2010. In addition to the proceeds related to the disposal of our Norwegian and Swedish bottling operations, our Company sold 50 percent of our investment in Leão Junior, S.A. ("Leão Junior"), a Brazilian tea company, for $83 million. Refer to Note 17 for information related to the gain on these divestitures.
Assets and Liabilities Held for Sale
On December 13, 2012, the Company and Coca-Cola FEMSA executed a share purchase agreement for the sale of a majority ownership interest in our consolidated bottling operations in the Philippines ("Philippine bottling operations"). As a result, our Philippine bottling operations met the criteria to be classified as held for sale, and we were required to record their assets and liabilities at the lower of carrying value or fair value less any costs to sell based on the agreed-upon purchase price. Accordingly, we recorded a loss of $108 million, including $1 million of related transaction costs, in the line item other income (loss) — net in our consolidated statement of income. This transaction was completed in January 2013.
On December 17, 2012, the Company entered into an agreement with several parties which will result in the merger of our consolidated bottling operations in Brazil ("Brazilian bottling operations") with an independent bottler in Brazil. Upon completion of the transaction, we will deconsolidate our Brazilian bottling operations in exchange for cash and a minority ownership interest in the newly combined entity. As a result, our Brazilian bottling operations met the criteria to be classified as held for sale. We were not required to record their assets and liabilities at fair value less any costs to sell because their fair value exceeded our carrying value as of December 31, 2012.
The following table presents information related to the major classes of assets and liabilities of the Company's Philippine and Brazilian bottling operations, both of which are included in our Bottling Investments operating segment, as of December 31, 2012 (in millions):

	Philippine Bottling Operations	Brazilian Bottling Operations	Total Bottling Operations Held for Sale
Cash, cash equivalents and short-term investments	$133	$45	$178
Trade accounts receivable, less allowances	108	88	196
Inventories	187	85	272
Prepaid expenses and other assets	223	174	397
Other assets	7	128	135
Property, plant and equipment — net	841	419	1,260
Bottlers' franchise rights with indefinite lives	341	130	471
Goodwill	148	22	170
Other intangible assets	—	1	1
Allowance for reduction of assets held for sale	(107)	—	(107)
Total assets	$1,881	$1,092	$2,973
Accounts payable and accrued expenses	$241	$157	$398
Loans and notes payable	—	6	6
Current maturities of long-term debt	—	28	28
Accrued income taxes	(4)	4	—
Long-term debt	—	147	147
Other liabilities	20	75	95
Deferred income taxes	102	20	122
Total liabilities	$359	$437	$796

We determined that our Philippine and Brazilian bottling operations did not meet the criteria to be classified as discontinued operations, primarily due to the continued significant involvement we anticipate having in these operations following each transaction.